Exhibit 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.001 per share, of AmeriVest Properties Inc., a Maryland corporation.

Dated:  January 9, 2006          NORTH STAR PARTNERS, L.P.

                                 By: NS Advisors, LLC
                                     General Partner

                                 By: /s/ Andrew R. Jones
                                     -------------------------------------------
                                     Andrew R. Jones, Managing Member


                                 NORTH STAR PARTNERS II, L.P.

                                 By: NS Advisors, LLC
                                     General Partner

                                 By: /s/ Andrew R. Jones
                                     -------------------------------------------
                                     Andrew R. Jones, Managing Member


                                 CIRCLE T EXPLORER MASTER LIMITED

                                 By: NS Advisors, LLC
                                     Portfolio Manager

                                 By: /s/ Andrew R. Jones
                                     -------------------------------------------
                                     Andrew R. Jones, Managing Member


                                 NS ADVISORS, LLC


                                 By: /s/ Andrew R. Jones
                                     -------------------------------------------
                                     Andrew R. Jones, Managing Member


                                 /s/ Andrew R. Jones
                                 -----------------------------------------------
                                 Andrew R. Jones, Individually